FINANCIAL INVESTORS TRUST

ALPS/Metis Global Micro Cap Fund (the “Fund”)

SUPPLEMENT DATED FEBRUARY 4, 2016 TO THE

PROSPECTUS AND SUMMARY PROSPECTUS EACH DATED JULY 10, 2015

This Supplement updates certain information contained in the Prospectus and Summary Prospectus for the Fund each dated July 10, 2015.  Additional copies of the Prospectus or Summary Prospectus may be obtained free of charge by visiting the Fund’s website at alpsfunds.com or calling 1.866.759.5679.

Effective as of the close of business on February 4, 2016, the Class C shares of the Fund will close to new investors.  This change will affect new investors seeking to purchase Class C shares of the Fund either directly or through third-party intermediaries.  Existing Class C shareholders of the Fund may continue to purchase additional Class C shares of the Fund.

The Fund reserves the right to modify at any time the extent to which purchase activity is limited, subject to such considerations as it deems appropriate.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE